UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court

Sarasota, Florida 34240

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 9, 2023, INVO Bioscience, Inc., a Nevada corporation (the “Company”) announced that it had commenced a solicitation of waivers (the “Waiver Solicitation”) from holders of the Company’s common stock purchase warrants dated August 8, 2023 (the “Warrants”) of the holder’s right to exercise a payment option upon consummation of the previously announced proposed merger with NAYA Biosciences, Inc., a Delaware corporation (“NAYA”). A copy of the press release announcing the Waiver Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

The Waiver Solicitation is being made pursuant to a notice of waiver solicitation (the “Notice of Waiver Solicitation”) and accompanying form of waiver, which the Company is sending to the holders of the Warrants. The Notice of Waiver solicitation sets forth the terms of the Warrant Solicitation and is attached hereto as Exhibit 99.2.

Important Additional Information will be filed with the SEC

This communication is being made in respect of the proposed transaction between the Company and NAYA (the “Proposed Transaction”). In connection with the proposed transaction, the Company and NAYA will file relevant materials with the SEC, including a registration statement on Form S-4 to be filed by the Company that will include a proxy statement of the Company that also constitutes a prospectus of the Company. A definitive proxy statement/prospectus will be mailed to stockholders of the Company and of NAYA.

This communication is not a substitute for the registration statement, proxy statement, or prospectus or any other document that the Company or NAYA (as applicable) may file with the SEC in connection with the Proposed Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND NAYA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about the Company or NAYA, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge under the tab “SEC Filings” on the “Investors” page of the Company’s internet website at www.invobioscience.com or by contacting the Company’s Investor Relations Contact at INVO@lythampartners.com. The information included on, or accessible through, the Company’s or NAYA’s website is not incorporated by reference into this communication.

Participants in the Solicitation

The Company, NAYA, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in its annual report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023, and its amendment to annual report on Form 10-K, which was filed on April 27, 2023. Information about the directors and executive officers of NAYA will be set forth in the registration statement on Form S-4 and the definitive proxy statement/prospectus included therein. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation, or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Proposed Transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of the Company and NAYA, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the completion of the Proposed Transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms, Company stockholder approval, and NAYA stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business, and management strategies for the management, expansion, and growth of the combined company’s operations and other conditions to the completion of the Proposed Transaction, including the possibility that any of the anticipated benefits of the Proposed Transaction will not be realized or will not be realized within the expected time period; the ability of the Company and NAYA to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the Proposed Transaction that could be instituted against the Company, NAYA, or their respective directors; the risk that disruptions from the Proposed Transaction will harm the Company’s or NAYA’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, and other regulatory actions targeting public companies in the biotech industry and changes in local, national, or international laws, regulations, and policies affecting the Company and NAYA; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Proposed Transaction that could affect the Company’s and/or NAYA’s financial performance and operating results; certain restrictions during the pendency of the Proposed Transaction that may impact the Company’s or NAYA’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Company or NAYA, and other political or security disturbances; dilution caused by the Company’s issuance of additional shares of Company common stock in connection with the Proposed Transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of the Company’s Annual Report on Form 10-K, filed with the SEC on April 17, 2023; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus available from the sources indicated above.

These risks, as well as other risks associated with the Proposed Transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Proposed Transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither the Company nor NAYA assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Company’s or NAYA’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated November 9, 2023.

99.2	Notice of Waiver Solicitation dated November 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023

INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer